UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2003

Wolverine Tube, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-12164	63-0970812

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Clinton Avenue West, Suite 1000, Huntsville, AL	35801

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (256) 353-1310

SIGNATURES
Ex-99.1 Press Release

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Results of Operations and Financial Condition.”

On October 31, 2003, Wolverine Tube, Inc. (the “Company”) issued a press release reporting its results of operations and financial condition for the quarter ended September 28, 2003. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Exhibit Index

99.1 Press release dated October 31, 2003 pertaining to the financial results of the Company for the quarter ended September 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WOLVERINE TUBE, INC.

Date: October 31, 2003	By:	/s/ James E. Deason

James E. Deason Executive Vice President, Chief Financial Officer, Secretary and Director